Exhibit 32.2

CERTIFICATION PURSUANT TO RULE 13b – 14(b) OF THE SECURITIES
EXCHANGE ACT AND 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of National American University Holdings, Inc. (the “Company”) on Form 10-Q for the period ended November 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I David K. Heflin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David K. Heflin
David K. Heflin, Ed. D.
Chief Financial Officer

January 8, 2016